KIRR MARBACH PARTNERS FUNDS, INC.
                        KIRR MARBACH PARTNERS VALUE FUND
                              PROSPECTUS SUPPLEMENT

                             DATED JANUARY 28, 2009

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2009

                  KIRR MARBACH PARTNERS VALUE FUND (THE "FUND")
                   TEMPORARY VARIATION FROM INVESTMENT PROGRAM

The Fund's prospectus states that, under normal circumstances, at least 50% of the Fund's assets will be invested in medium capitalization companies (i.e., companies with market capitalizations of between $1 billion and $10 billion). Due to the recent turmoil in the equity markets, the market capitalizations of some of the companies owned by the Fund have dropped below $1 billion causing the Fund to have less than 50% of its assets invested in medium capitalization companies. This has occurred because of the extraordinary market conditions and the Fund does not intend to rebalance the Fund's portfolio solely to bring the portfolio into alignment with the prospectus disclosure. Therefore, on a temporary basis and until market conditions improve, the Fund may have less than 50% of its assets invested in medium capitalization companies.